Earnings Conference Call 2nd Quarter 2026 July 30, 2026 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express or involve discussions of expectations, beliefs, plans, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements include those listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and in other reports the companies file with the U.S. Securities and Exchange Commission. Those factors also include the following, among others: • Decisions or actions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely obtain permits and construct, and expenses and risks of capital expenditures and contractual obligations for, utility infrastructure, including the impacts of inflation, price volatility (including due to tariffs), supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment, interest rates, and tariffs, on items such as operations and capital investments and changes in customer demand; • The rapid addition of new industrial customer load, uncertainty of forecasted power usage ramp rates or volumes, and the volatility and timing of that new load demand and revenues, resulting in increased risks of power demand potentially exceeding available supply and revenue, cash flow, and earnings volatility; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for fires, outages, and personal injury or property damage; • Acts or threats of terrorism, cyber or physical security attacks, and other acts seeking to disrupt Idaho Power's operations or the electric power grid or compromise data; • Abnormal or severe weather conditions, wildfires, droughts, earthquakes, and other natural phenomena and natural disasters; • Ability to acquire equipment, materials, fuel, power, and transmission capacity on reasonable terms and prices; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way and siting for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on satisfactory terms; and • Ability to continue to pay dividends and achieve target dividend-payout ratios, and contractual and regulatory restrictions on those dividends. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law. 2

Presenting Today Amy Shaw IDACORP Vice President of Finance, Compliance & Risk Brian Buckham IDACORP Executive Vice President, Chief Financial Officer & Treasurer Lisa Grow IDACORP President & Chief Executive Officer John Wonderlich IDACORP Investor Relations Manager 3

IDACORP Earnings Performance Three months ended June 30 Six months ended June 30 2026 2025 2026 2025 Net income (thousands) $ 102,577 $ 95,781 $ 170,558 $ 155,428 Weighted average common shares outstanding – diluted (thousands) 57,229 54,380 56,767 54,249 Diluted earnings per share $ 1.79 $ 1.76 $ 3.00 $ 2.87 4

Growing Load and Customer Growth 5-Year Forecasted Annual Growth Rate(1) 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2025 IRP 8.3% 5.1% 2.7% 1.9% 2023 IRP 5.5% 3.7% 2.1% 1.8% 2021 IRP 2.6% 2.1% 1.4% 1.4% 2025 IRP Load Forecast vs. Prior IRPs (1) Included in the above table are the load forecast assumptions in the 2025 IRP filed in June 2025. Note the growth period shown above is for the 2025 through 2029 time period. 2.3% (Year-over- year) Idaho Power Customer Growth 600,000 610,000 620,000 630,000 640,000 650,000 660,000 670,000 680,000 2022 2023 2024 2025 2026 5 Twelve Months Ended June 30, 2026

Large Customer Construction Sites 6

Large Customer Contract Considerations(1) Take-or-Pay & Demand Commitments Credit & Security Termination & Exit Protections $ $ • Take-or-pay obligations tied to demand-related costs • Contract Demand & Minimum Billing Demand frameworks, including limits on demand reductions/changes • Intended to address exposure to partial ramp and timing risk • Credit requirements scaled to project size and risk • Defined collateral and security triggers • Intended to provide financial protections during ramp and post- ramp • Explicit termination payment provisions • Net Present Value-based or long- term cost recovery approaches • Intended to align exit exposure with underlying system investments 7 (1) The considerations outlined above are examples of potential contract terms for large customer contracts. Commission-approved energy services agreements (ESAs) with large contract customers are evaluated on a case-by-case basis and may not include one or more of the terms noted above.

$0.06 $0.08 $0.10 $0.12 $0.14 $0.16 2021 2022 2023 2024 2025 Idaho Power National Average (1) $0.09 $0.11 $0.13 $0.15 $0.17 $0.19 2021 2022 2023 2024 2025 Idaho Power National Average Focused on Affordability (1) Edison Electric Institute “Typical Bills and Average Rates Report” 12 Months Ending 12/31/2025. Total Retail Residential (1) Average Rates (cents / kilowatt-hour) 8

Owned Storage Projects Completed 9 131 MW 96 MW 80 MW 250 MW 20252024 20262023(1) (1)Includes 11MWs of storage installed at distribution substations.

Boardman-to-Hemingway 10 • Broke ground in June 2025 • ~65% of access roads completed • ~70% of structure pads completed • ~400 of 1,300 structures completed • Project expected to be in-service in late 2027

Owned Generation and Storage Project Updates(1) 11 BESS Projects 250 MW Bennett Expansion 167 MW South Hills 222 MW Peregrine 430 MW 20292028 2030 DRAFT RENDERINGDRAFT RENDERING 2026 DRAFT RENDERING (1)The 250 MW BESS projects were placed in-service in June 2026. In March 2026, Idaho Power received approval for a CPCN for the Bennett expansion from the IPUC and submitted an application for a CPCN for South Hills and Peregrine.

2032 RFP(1) Update (1) More information on the 2032 RFP is available on Idaho Power’s website (Request for New Resources - Idaho Power). 12 • Process on track • Bids received and currently being evaluated • Final short list expected by the end of this summer • Targeting contracts to be completed end of 2026

Comparing Q2 2025 to Q2 2026 IDACORP, Inc. Net Income (in millions and before tax unless otherwise noted) Net Income – For the Quarter Ended June 30, 2025 $ 95.8 Increase (decrease) in Idaho Power net income: Retail revenues per megawatt-hour, excluding large contract customers, net of power cost adjustment mechanisms $ 27.5 Customer growth, excluding large contract customers, net of associated power supply costs and power cost adjustment mechanisms 4.5 Usage per retail customer, excluding large contract customers, net of associated power supply costs and power cost adjustment mechanisms (0.1) Idaho fixed cost adjustment (FCA) revenues 2.7 Retail revenues from large contract customers, net of associated power supply costs and the Idaho power cost adjustment mechanism 6.5 Other operations and maintenance (O&M) expenses (11.7) Depreciation and amortization expense (5.2) Other changes in operating revenues and expenses, net 6.3 Increase in Idaho Power operating income 30.5 Non-operating expense, net (0.5) Additional accumulated deferred investment tax credits (ADITC) amortization (17.2) Income tax expense, excluding additional ADITC amortization (4.4) Total increase in Idaho Power net income 8.4 Other IDACORP changes (net of tax) (1.6) Net Income – For the Quarter Ended June 30, 2026 $ 102.6 13

Capital Expenditures Forecast(1) 2026 – 2030 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2026 2027 2028 2029 2030 $ M ill io n s Distribution ($230M-$325M) General Plant ($75M-$100M) High Voltage Transmission ($110M-$425M) Hydro ($115M-$150M) New Capacity and Energy Resources ($70M-$560M) Thermals ($20M-$60M) Transmission ($220M-$310M) (1)As of February 19, 2026, this graphic is a representation of the 5-year capital expenditures forecast. See IDACORP’s 2025 Form 10-K for a summary of project types included in the 5-year forecast. New capacity and energy resources are subject to the outcome of RFP processes. This graphic does not include any projections for outcomes related to the 2032 RFP. ~$709M actual per year average, previous 5 years ~100% increase ~$1,416M per year average forecast 14

$4,050 $(1,200) $2,900 $(200) $(7,350) $1,000 $1,050 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Net Cash from Operations To be Issued To be Repaid Capital Expenditures(4) Dividends -------------------------Debt ------------------------- To be Issued ---------------------------------------------Equity --------------------------------------------- $ M ill io n s (1) As of February 19, 2026, except with respect to Forward Sale Agreements (FSAs) and to be issued equity amounts, which are updated as of July 24, 2026. (2) Differences between cash inflow and cash outflow increases or decreases cash balance. (3) Includes all actual and expected settlements in 2026 and 2027 of FSAs outstanding under 2024 and 2026 ATM programs and May 2025 equity offering. (4) Forecast capital expenditures include allowance for borrowed funds used during construction. Financing Plan Forecast (1) (2) 2026 – 2030 FSAs(3) 15

Liquidity and Equity Financing

Liquidity (millions)	As of July 24, 2026 IDACORP(1)	Idaho Power
Net balance available(2)	$ 100	$ 400

IDACORP Equity Financing (millions)	Remaining as of July 24, 2026	Net Proceeds Available as of July 24, 2026	Settled To-Date
ATM Offering Program – 2024 Series(3)	–	$ 154	$ 143
ATM Offering Program – 2026 Series(4)	$ 337	$ 262	
Forward Sale Agreements(5)	–	$ 299	$ 262

(1) Holding company only.

(2) IDACORP's and Idaho Power's respective $100 million and $400 million revolving credit facilities, expiring in December 2030, net of commercial paper outstanding and amounts identified for other use. As of July 24, 2026, there was no commercial paper outstanding or amounts identified for other use.

(3) IDACORP entered into an Equity Distribution Agreement (EDA) in May 2024 to issue, offer, and sell, from time to time, up to an aggregate gross sales price of $300 million of shares of its common stock through an ATM offering program (2024 ATM). In March 2026, IDACORP settled FSAs under its 2024 ATM for net cash proceeds of $52 million. The 2024 ATM has terminated for new issuances. As of July 24, 2026, IDACORP could have physically settled outstanding FSAs under the 2024 ATM for net cash proceeds of approximately $154 million. IDACORP may settle the outstanding FSAs under the 2024 ATM at any time through their respective maturity dates, which extend through March 31, 2027.

(4) IDACORP entered into an EDA in May 2026 to issue, offer, and sell, from time to time, up to an aggregate gross sales price of $600 million of shares of its common stock through an ATM offering program (2026 ATM). As of July 24, 2026, IDACORP could have physically settled outstanding FSAs under the 2026 ATM for net cash proceeds of approximately $262 million. IDACORP may settle the outstanding FSAs under the 2026 ATM at any time through their respective maturity dates, which extend through December 3, 2027. As of July 24, 2026, IDACORP had $337 million of remaining capacity under its 2026 ATM.

(5) IDACORP entered into FSAs with forward counterparties on May 8 and 9, 2025, outside of its ATM offering programs. In May and July 2026, IDACORP physically settled a portion of these FSAs and received net cash proceeds of $262 million. As of July 24, 2026, pursuant to the terms of the remaining FSAs, IDACORP could have physically settled its outstanding FSAs for net cash proceeds of approximately $299 million. IDACORP may settle the remaining FSAs at any time through their maturity date of November 9, 2026.

16

2026 Earnings Per Share Guidance and Estimated Key Operating and Financial Metrics Current(1) Prior(2) IDACORP Earnings Guidance (per diluted share) $ 6.30 – $ 6.45 $ 6.25 – $ 6.45 Idaho Power additional ADITC amortization (millions) Less than $ 15 Less than $ 30 Idaho Power O&M Expense (millions) No Change $ 525 – $ 535 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) No Change $ 1,300 – $ 1,500 Idaho Power Hydropower Generation (millions of megawatt-hours) 5.5 – 6.5 5.5 – 7.0 (1) As of July 30, 2026. Assumes normal weather conditions through the end of 2026. (2) As of April 30, 2026, the date of filing IDACORP’s and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. 17

Contact Information John R. Wonderlich Investor Relations Manager (208) 388-5413 JWonderlich@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media